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                                                                   EXHIBIT 10.23

                                XCEL ENERGY INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN
                               (2002 RESTATEMENT)

     First Effective January 1, 2000, as restated effective January 1, 2002

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               XCEL ENERGY NONQUALIFIED DEFERRED COMPENSATION PLAN
                               (2002 RESTATEMENT)

                                TABLE OF CONTENTS

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SECTION 1.    INTRODUCTION......................................................      1

              1.1.  Purpose
              1.2.  Definitions
                    1.2.1.    Account
                    1.2.2.    Affiliate
                    1.2.3.    Annual Incentive Bonus
                    1.2.4.    Annual Valuation Date
                    1.2.5.    Base Salary
                    1.2.6.    Beneficiary
                    1.2.7.    Beneficiary Designation Form
                    1.2.8.    Code
                    1.2.9.    Committee
                    1.2.10.   Distribution Election Form
                    1.2.11.   Effective Date
                    1.2.12.   Employer
                    1.2.13.   Employer Discretionary Credit Subaccount
                    1.2.14.   Employer Matching Credit Subaccount
                    1.2.15.   Enrollment Form
                    1.2.16.   Enrollment Period
                    1.2.17.   Investment Election Form
                    1.2.18.   Investment Fund
                    1.2.19.   Participant
                    1.2.20.   Plan
                    1.2.21.   Plan Statement
                    1.2.22.   Plan Year
                    1.2.23.   Pre-Tax Deferrals
                    1.2.24.   Pre-Tax Deferral Subaccount
                    1.2.25.   Principal Sponsor
                    1.2.26.   Qualified Savings Plan
                    1.2.27.   Termination of Employment
                    1.2.28.   Transfer Subaccount
                    1.2.29.   Trust
                    1.2.30.   Trust Fund
                    1.2.31.   Trustee
                    1.2.32.   Valuation Date
              1.3.  Rules of Interpretation
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SECTION 2.    PARTICIPATION..............................................................      6

              2.1.  Participation
              2.2.  Enrollment
              2.3.  Suspension of Pre-Tax Deferrals
              2.4.  Specific Exclusion

SECTION 3.    CREDITS AND ADJUSTMENT OF ACCOUNTS.........................................      7

              3.1.  Credits
                    3.1.1.    Employee Deferrals
                              3.1.1.1.  Basic Base Salary Deferrals
                              3.1.1.2.  401(k) Make-Up Deferrals
                              3.1.1.3.  Annual Incentive Bonus Deferrals
                    3.1.2.    Employer Credits
                              3.1.2.1.  Basic Base Salary and 401(k) Make-Up Deferrals
                              3.1.2.2.  Annual Incentive Bonus Deferrals
                              3.1.2.3.  Grandfathered Incentive Credits
                              3.1.2.4.  Employer Matching Credits
                              3.1.2.5.  Employer Discretionary Credits
                              3.1.2.6.  Transfer Credits
              3.2.  Adjustments of Account
                    3.2.1.    Initial Election of Investment Funds
                    3.2.2.    Changes to Investment Fund Elections
                    3.2.3.    Debits and Credits to Accounts
                    3.2.4.    Phantom Stock
              3.3   No Actual Investment
              3.4.  FICA and Other Taxes

SECTION 4.    VESTING OF ACCOUNT.........................................................     11

SECTION 5.    DISTRIBUTION...............................................................     11

              5.1.  Distribution Event
              5.2.  Form of Distribution
                    5.2.1.    Installment Amounts
                    5.2.2.    Default
                    5.2.3.    Delay for Taxes
                    5.2.4.    Payment to Beneficiary
              5.3.  Distribution Election
              5.4.  Transitional Rules
              5.5.  Hardship Distributions
                    5.5.1.    When Available
                    5.5.2.    Purposes
                    5.5.3.    Limitations
              5.6.  Designation of Beneficiaries
                    5.6.1.    Right to Designate
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                    5.6.2.    Failure of Designation
                    5.6.3.    Disclaimers by Beneficiaries
                    5.6.4.    Definitions
                    5.6.5.    Special Rules
                    5.6.6.    No Spousal Rights
              5.7.  Death Prior to Full Distribution
              5.8.  Facility of Payment
              5.9.  Payment Obligations of Participating Employers

SECTION 6.    UNFUNDED PLAN.....................................................     16
              6.1. Establishment of Trust
              6.2. Interrelationship of the Plan and the Trust
              6.3. Distributions from the Trust
              6.4. Spendthrift Provision

SECTION 7.    AMENDMENT AND TERMINATION.........................................     17

SECTION 8.    DETERMINATIONS - RULES AND REGULATIONS............................     18
              8.1.  Determinations
              8.2.  Rules and Regulations
              8.3.  Method of Executing Instruments
              8.4.  Claims Procedure
                    8.4.1.    Original Claim
                    8.4.2.    Review of Denied Claim
                    8.4.3.    General Rules
              8.5.  Information Furnished by Participants

SECTION 9.    PLAN ADMINISTRATION...............................................     20

              9.1.  Principal Sponsor
                    9.1.1.    Officers
                    9.1.2.    Chief Executive Officer
              9.2.  Committee
                    9.2.1.    Appointment and Removal
                    9.2.2.    Automatic Removal
                    9.2.3.    Authority
                    9.2.4.    Majority Decisions
              9.3.  Limitation on Authority
                    9.3.1.    Generally
                    9.3.2.    Trustee
              9.4.  Conflict of Interest
              9.5.  Dual Capacity
              9.6.  Administrator
              9.7.  Service of Process
              9.8.  Administrative Expenses
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SECTION 10.   DISCLAIMERS.......................................................     23
              10.1. Term of Employment
              10.2. Source of Payment
              10.3. Delegation

ADDENDUM A.   DESIGNATED EMPLOYERS AND DESIGNATED AFFILIATES....................     25

ADDENDUM B.   PARTICIPANTS ELIGIBLE FOR GRANDFATHERED
              INCENTIVE BENEFIT CREDITS.........................................     26

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            XCEL ENERGY INC. NONQUALIFIED DEFERRED COMPENSATION PLAN
                               (2002 RESTATEMENT)

                                    SECTION 1

                                  INTRODUCTION

1.1.     PURPOSE. Effective January 18, 1980, Northern States Power Company
(NSP) established the NSP Deferred Compensation Plan. That Plan was restated as amended through January 1, 1992 (The "NSP 1992 Plan"). Effective July 1, 1998, New Century Energies, Inc. (NCE) established the Salary Deferral and Supplemental Savings Plan for Executive Officers, and the Salary Deferral and Supplemental Savings Plan for Key Managers (the NCE Nonqualified Plans). (For convenience, the foregoing plans are collectively referred to herein as the "Former Nonqualified Plans"). Effective January 1, 2000, NSP established this Plan, the NSP Nonqualified Deferred Compensation Plan (2000 Statement).

As of August 2000, NSP and NCE merged to become Xcel Energy Inc. Effective January 1, 2002, this restatement of the NSP Nonqualified Deferred Compensation Plan was adopted and the name of the Plan was changed to the "Xcel Energy Inc. Nonqualified Deferred Compensation Plan," effective as to amounts credited to Accounts on and after January 1, 2002. Further, as of such date or such subsequent date as the Committee may select, the Committee shall cause to be transferred to this Plan all benefits previously credited to the accounts of Participants under the NCE Nonqualified Plans, and the benefits previously credited to the accounts of Participants under Section 8 of the NSP 1992 Plan (the "Regular Deferred Compensation Account"), including amounts credited to such Regular Deferred Compensation Account pursuant to Sections 9(B), 9(D) and 9(E) of the NSP 1992 Plan (sometimes referred to as a Participant's "ESOP make-up", "FINC account" and "grandfathered incentive benefit" respectively, if any). Such transferred benefits under the Former Nonqualified Plans shall become part of and payable pursuant to the terms of this Plan.

This Plan is a nonqualified, unfunded elective deferral plan for the purpose of allowing a select group of management and highly compensated employees of the Principal Sponsor and other Employers to defer the receipt of certain compensation which would otherwise be paid to those employees pursuant to the terms set forth herein.

1.2. DEFINITIONS. When the following terms are used herein with initial capital letters, they shall have the following meanings:

         1.2.1. ACCOUNT - the separate bookkeeping account(s) representing the unfunded and unsecured general obligation of the Employer that are maintained for the purpose of determining each Participant's or Beneficiary's interest in the Plan. To the extent determined by the Committee, the Committee may establish a separate Pre-Tax Deferral Subaccount, a separate Transfer Subaccount, a separate Employer Matching Credit Subaccount, a separate Employer

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Discretionary Credit Subaccount, and such other accounts and subaccounts as it determines from time to time to be advisable, for one or more Participants. For convenience, and unless the context otherwise indicates, "Account" shall refer to a Participant's or Beneficiary's entire interest under the Plan.

         1.2.2. AFFILIATE - a business entity that is affiliated in ownership with the Principal Sponsor or which the Principal Sponsor designates and identifies on Addendum A as an Affiliate for the purposes of this Plan.

         1.2.3. ANNUAL INCENTIVE BONUS - the annual incentive bonus, if any, payable to a Participant from time to time pursuant to the Xcel Energy Inc. Executive Annual Incentive Award Plan, the Business Unit Vice President and Managing Director Incentive Plan, the Non-bargaining Employee Incentive Plan, or any similar annual incentive plans established by an Employer and recognized by the Committee as an Annual Incentive Bonus for purposes of this Plan.

         1.2.4.  ANNUAL VALUATION DATE - each December 31.

         1.2.5. BASE SALARY - a Participant's regular annual base salary in effect from time to time during each Plan Year, unreduced for any salary deferrals under any Employer savings, incentive or other employee benefit plan, whether or not the same is qualified under section 401(a) of the Code.

         1.2.6. BENEFICIARY - a person designated by a Participant (or automatically by operation of this Plan Statement) to receive all or a part of the Participant's Account in the event of the Participant's death prior to full distribution thereof. A person so designated shall not be considered a Beneficiary until the death of the Participant.

         1.2.7. BENEFICIARY DESIGNATION FORM - the form prescribed by the Committee upon which a Participant may designate a Beneficiary.

         1.2.8. CODE - the Internal Revenue Code of 1986, as amended from time to time.

         1.2.9.  COMMITTEE - a Committee appointed pursuant to Section 9.

         1.2.10. DISTRIBUTION ELECTION FORM - the form prescribed by the Committee pursuant to which a Participant may elect a form of distribution of his or her Account under the Plan as provided by Section 5.3.

         1.2.11. EFFECTIVE DATE - January 1, 2000.

         1.2.12. EMPLOYER - the Principal Sponsor and any business entity that is an Affiliate of the Principal Sponsor and that is designated by the Principal Sponsor and identified on Addendum A as employing employees that are eligible to be selected to participate in this Plan.

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         1.2.13. EMPLOYER DISCRETIONARY CREDIT SUBACCOUNT - the Account, if any,
maintained for a Participant to which is credited Employer discretionary credits. The amount of any such credit shall be determined in the sole discretion of the Employer and may be subject to such vesting schedule(s), restrictions and other conditions as the Employer may determine in its sole discretion. Any amounts so credited on behalf of any Participant may be smaller or larger than for any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a discretionary Employer credit for such year.

         1.2.14. EMPLOYER MATCHING CREDIT SUBACCOUNT - the Account, if any, maintained for a Participant to which is credited Employer matching credits pursuant to Section 3.1.2.4.

         1.2.15. ENROLLMENT FORM - the form prescribed by the Committee from time to time pursuant to which an employee who satisfies the participation requirements of Section 2 may enroll in the Plan.

         1.2.16. ENROLLMENT PERIOD - the enrollment period established by the Committee for enrolling in the Plan. The last day of such enrollment period may not be later than the last day of the Plan Year that precedes the Plan Year for which such enrollment is to be effective, provided, however, that a newly hired eligible employee may, in addition to the annual enrollment period, enroll within 30 days of their first day of employment by an Employer.

         1.2.17. INVESTMENT ELECTION FORM - the form prescribed by the Committee from time to time pursuant to which a Participant may select the hypothetical investment of his or her Account pursuant to the provisions of Section 3.

         1.2.18. INVESTMENT FUND - any of the hypothetical investment funds established by the Committee pursuant to the provisions of Section 3.

         1.2.19. PARTICIPANT - an employee of an Employer who is designated as eligible to participate in this Plan by the Committee and elects to participate in accordance with the terms of this Plan. In addition, an employee or former employee of an Employer shall be considered a Participant in this Plan if he or she has otherwise accrued a benefit under the Plan as a result of the transfer of a Former Nonqualified Plan benefit to this Plan or because of an Employer credit to the Account of such employee or former employee. An employee shall not be eligible to become a Participant unless the employee is a member of a select group of management or highly compensated employees. No employee is presumed or automatically eligible to participate in this Plan. An employee who has become a Participant shall be considered to continue as a Participant in the Plan until the date of the Participant's death or, if earlier, the date when the Participant is no longer employed by an Employer or an Affiliate and upon which the Participant no longer has any Account under the Plan (that is, the Participant has received a distribution of all of the Participant's Account).

         1.2.20. PLAN - the nonqualified, income deferral program maintained by the Principal Sponsor established for the benefit of Participants eligible to participate therein, as set forth in this Plan Statement. (As used herein, "Plan" does not refer to the documents pursuant to which the

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Plan is maintained. Those documents are referred to herein as the "Plan
Statement"). The Plan shall be referred to as the "Xcel Energy Inc. Deferred Compensation Plan."

         1.2.21. PLAN STATEMENT - this document entitled "XCEL ENERGY INC. NONQUALIFIED DEFERRED COMPENSATION PLAN (2002 Restatement)" as adopted by the Principal Sponsor effective as of January 1, 2000, as the same may be amended from time to time thereafter.

         1.2.22. PLAN YEAR - the twelve (12) consecutive month period ending on any Annual Valuation Date.

         1.2.23. PRE-TAX DEFERRALS - the basic Base Salary, 401(k) make-up and Annual Incentive Bonus Deferrals made to the Plan pursuant to the provisions of
Section 3.

         1.2.24. PRE-TAX DEFERRAL SUBACCOUNT - the Account maintained for each Participant to which is credited such Participant's Pre-Tax Deferrals pursuant to Section 3.1.2, below.

         1.2.25. PRINCIPAL SPONSOR - Xcel Energy Inc., a Minnesota corporation.

         1.1.26. QUALIFIED SAVINGS PLAN - the Xcel Energy 401(k) Savings Plan, as the same shall be amended from time to time, and any similar qualified section 401(k) plan of any Employer adopting this Plan, and any amendments or successor plans thereto.

         1.2.27. TERMINATION OF EMPLOYMENT - a complete severance of an employee's employment relationship with the Employer and all Affiliates, if any, for any reason including the employee's death. A transfer from employment with the Employer to employment with an Affiliate of the Employer shall not constitute a Termination of Employment. If an Employer who is an Affiliate ceases to be an Affiliate because of a sale of substantially all the stock or assets of the Employer, then Participants who are employed by that Employer and who cease to be employed by the Principal Sponsor or an Employer on account of the sale of substantially all the stock or assets of the Employer shall be deemed to have thereby had a Termination of Employment for the purpose of commencing distributions from this Plan.

         1.2.28. TRANSFER SUBACCOUNT - the Account, if any, maintained for a Participant to which is credited some part or all of the benefits of the Participant under any other nonqualified plan maintained by the Employer or any Former Nonqualified Plan. Such amounts may be transferred to this Plan only upon the approval of the Committee and such transfer shall be subject to such rules and conditions as the Committee may impose.

         1.2.29. TRUST - the Trust agreement, if any, for the Plan, which shall be a grantor trust, established by the Principal Sponsor.

         1.2.30. TRUST FUND - the fund or funds, if any, established by the Principal Sponsor pursuant to Section 6.

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         1.2.31. TRUSTEE - that person or entity, if any, which shall have been appointed by the Principal Sponsor to hold the assets of any Trust created pursuant to Section 6.

         1.2.32. VALUATION DATE - the last day of each calendar quarter of the Plan Year, and such other time or times as determined by the Committee.

1.3. RULES OF INTERPRETATION. An individual shall be considered to have attained a given age on such individual's birthday for that age (and not on the day before). Individuals born on February 29 in a leap year shall be considered to have their birthdays on February 28 in each year that is not a leap year. Notwithstanding any other provision of this Plan Statement or any election or designation made under the Plan, any individual who feloniously and intentionally kills a Participant or Beneficiary shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant or Beneficiary. A final judgment of conviction of felonious and intentional killing is conclusive for the purposes of this Section. In the absence of a conviction of felonious and intentional killing, the Committee shall determine whether the killing was felonious and intentional for the purposes of this Section. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to this entire Plan Statement and not to any particular paragraph or Section of this Plan Statement unless the context clearly indicates to the contrary. If, under the rules of this Plan, an election, form or other document must be filed with or received by the Committee, it must be actually received by the Committee to be effective. The determination of whether or when an election, form or other document has been received by the Committee shall be made by the Committee on the basis of what documents are acknowledged by the Committee to be in its actual possession without regard to any "mailbox rule" or similar rule of evidence. The absence of a document in the Committee's records and files shall be conclusive and binding proof that the document was not received. The titles given to the various Sections of this Plan Statement are inserted for convenience of reference only and are not part of this Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. This Plan Statement shall be construed and this Plan shall be administered to create an unfunded plan providing deferred compensation to a select group of management or highly compensated employees so that it is exempt from the requirements of Parts 2, 3 and 4 of Title I of the Employee Retirement Income Security Act ("ERISA") and qualifies for a form of simplified, alternative compliance with the reporting and disclosure requirements of Part 1 of Title I of ERISA. Any reference in this Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation. This document has been executed and delivered in the State of Minnesota and has been drawn in conformity to the laws of that State and shall be construed and enforced in accordance with the laws of the State of Minnesota.

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                                    SECTION 2

                                  PARTICIPATION

2.1. PARTICIPATION. An employee may participate in this Plan for any Plan Year provided such employee has been designated (by individual or by class of individuals) as eligible to participate by the Committee (which designation may be revoked at any time by the Committee in its sole discretion). The individual shall become a Participant as of the first day of the payroll period for which he or she is credited with a benefit hereunder or as of which the Committee approves his or her Plan Enrollment Form.

2.2. ENROLLMENT. An employee designated to participate in this Plan and who desires to make contributions to the Plan shall file a Plan Enrollment Form with the Committee. Each such Enrollment Form:

         (a) shall be filed with the Committee at such time and in such manner as the Committee shall from time to time prescribe;

         (b) shall, except as provided in Section 2.3, below, be irrevocable for the Plan Year with respect to which it is made once it has been accepted by the Committee; and

         (c) shall designate the amount or portion of the Participant's Base Salary and Annual Incentive Bonus, if any, which is earned during that Plan Year (without regard to whether it would be paid during that or a subsequent Plan Year) which shall not be paid to the Participant but instead shall be credited to the Plan as a Pre-Tax Deferral.

2.3. SUSPENSION OF PRE-TAX DEFERRALS. If a Participant receives a hardship distribution from a plan maintained by an Employer that is intended to be a qualified plan under section 401(k) of the Code, the Pre-Tax Deferrals of such Participant to this Plan shall automatically be suspended for a period of six
(6) months from the date of such Participant's receipt of the hardship distribution. Following the expiration of such six (6) month period, such Participant's Pre-Tax Deferrals to this Plan shall automatically recommence according to the terms of the Enrollment Form then in effect, if any, for such Participant.

2.4. SPECIFIC EXCLUSION. Notwithstanding anything to the contrary in this Plan Statement or in any written communication, summary, resolution or document or oral communication, no individual shall be a Participant in this Plan, develop benefits under this Plan or be entitled to receive benefits under this Plan (either for himself or herself or his or her survivors) unless such individual is a member of a select group of management or highly compensated employees (as that expression is used in ERISA). If a court of competent jurisdiction, any representative of the U.S. Department of Labor or any other governmental, regulatory or similar body makes any direct or indirect, formal or informal, determination that an individual is not a member of a select group of management or highly compensated employees (as that expression is used in ERISA), such individual shall not be (and shall not have ever been) a Participant in this Plan at any time. If any

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person not so defined has been erroneously treated as a Participant in this
Plan, upon discovery of such error such person's erroneous participation shall immediately terminate ab initio and the Employer shall distribute the individual's Account immediately.

                                    SECTION 3

                       CREDITS AND ADJUSTMENT OF ACCOUNTS

3.1.     CREDITS.

         3.1.1.   EMPLOYEE DEFERRALS.

                  3.1.1.1. Basic Base Salary Deferrals. For each Plan Year, a
                           Participant may elect to make a pre-tax basic Base Salary deferral of up to 100% of such Participant's Base Salary, subject to any necessary withholding for payroll and other taxes.

                  3.1.1.2. 401(k) Make-Up Deferrals. For each Plan Year, a
                           Participant may elect to make a pre-tax 401(k) make-up deferral of up to 100% of such Participant's Base Salary (subject to any necessary withholding for payroll and other taxes), provided, however, that such deferrals shall not commence unless and until such Participant shall have first made employee pre-tax contributions to the Qualified Savings Plan equal to the limitation on such contributions then effect for such Plan Year under Code section 402(g).

                  3.1.1.3. Annual Incentive Bonus Deferrals. For each Plan Year, a Participant may elect to make a pre-tax deferral of up to 100% of such Participant's Annual Incentive Bonus, subject to any necessary withholding for payroll and other taxes.

         3.1.2.   EMPLOYER CREDITS.

                  3.1.2.1. Basic Base Salary and 401(k) Make-Up Deferrals.
                           Within a reasonable time following the date that the amount elected by the Participant as a basic Base Salary and/or 401(k) make-up deferral would otherwise be paid to such Participant, the Employer shall credit the Participant's Pre-Tax Deferral Subaccount with the amount of such contribution(s).

                  3.1.2.2. Annual Incentive Bonus Deferrals. Within a reasonable time following the date that the amount elected by the Participant as an Annual Incentive Bonus would otherwise be paid to such Participant, the Employer shall credit the Participant's Pre-Tax Deferral Subaccount with the amount of such contributions.

                  3.1.2.3. Grandfathered Incentive Credits. An additional amount shall be credited to the Transfer Account of a Participant listed on Addendum B if, on the date of the Participant's Termination of Employment, the Committee determines that the credits to such Participant's Transfer Account attributable to
                           Section 9(D) of the NSP 1992 Plan do not adequately replace the additional benefits the Participant would have received from the Xcel Energy Pension Plan, the Xcel Energy Inc. Nonqualified Pension Plan and the NSP Excess Benefit Plan if the Participant's Incentive Pay (as defined in the NSP 1992 Plan) had been taken into account in calculating the Participant's benefits under said plans. Such additional benefit shall be paid in full satisfaction of the benefit previously provided under Section 9(E) of the NSP 1992 Plan and shall be equal to the excess of:

                           (i) the present value of the additional benefits the Participant would have received from the Xcel Energy Pension Plan, the Xcel Energy Inc. Nonqualified Pension Plan and the NSP Excess Benefit Plan if the Participant's Incentive Pay had been taken into account in calculating the Participant's benefits under said plans; over

                           (ii) the balance the amounts credited to the Participant's Transfer Account attributable to Section 9(D) of the 1992 NSP Plan on the date the Participant's Termination of Employment. For this purpose, the present value referred to under Section 3.1.2.3(i) shall be determined by using the lump sum factors identified in the Xcel Energy Pension Plan as amended from time to time.

                  3.1.2.4. Employer Matching Credits. At such time as the
                           Administrator shall determine but no later than 180 days after the close of the Plan Year, the Employer Matching Credit Subaccount of each Participant (other than a Participant subject to the Traditional Benefit under the Xcel Energy Pension Plan) whose Base Salary exceeds the compensation limit specified by Code section 401(a)(17) and who shall have made employee pre-tax contributions for such Plan Year to the Qualified Savings Plan in an amount at least equal to the limitation then in effect with respect to such contributions under Code section 402(g) and who shall have been credited with a matching contribution under the Xcel Energy 401(k) Savings Plan (as amended from time to time and an successor thereto) shall be credited with an Employer matching credit under this Plan equal to:

                           (i) 100% of the sum of such Participant's (a) 401(k) make-up deferrals and (b) pre-tax contributions made to the Qualified Savings Plan, that does not exceed 3% of such Participant's Base Salary for such Plan Year, plus

                           (ii) 50% of the sum of such Participant's (a) 401(k) make-up deferrals and (b) pre-tax contributions made to the Qualified Savings Plan, that exceeds 3% of such Participant's Base Salary but that does not exceed 5% of the Participant's Base Salary for such Plan Year, minus

                           (iii)    the amount of Employer matching
                                    contributions made to the Participant's
                                    account under the Qualified Savings Plan.

                           3.1.2.5. Employer Discretionary Credits. The amount
                                    of any such credit shall be determined in the sole discretion of the Employer and may be subject to such vesting schedule(s), restrictions and other conditions as the Employer may determine in its sole discretion. Any amounts so credited on behalf of any Participant may be smaller or larger than for any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a discretionary Employer credit for such year. Any such Employer credit shall be credited to the Participant's Employer Discretionary Credit Subaccount.

                           3.1.2.6. Transfer Credits. Any benefits transferred
                                    to this Plan (whether by merger, transfer, substitution or otherwise) on behalf of a Participant from another nonqualified Plan of the Employer (including any Former Nonqualified Plan) shall be credited to this Plan at their fair market value at the time of the transfer. Such amounts shall be credited to the Transfer Subaccount of the Participant, unless the Committee, in its discretion, determines that such amounts shall be credited to another account of the Participant.

3.2. ADJUSTMENTS OF ACCOUNT. Subject to such rules as may be prescribed by the Committee from time to time, amounts shall be credited or debited to a Participant's Account in connection with the deemed investment thereof as follows:

         3.2.1. INITIAL ELECTION OF INVESTMENT FUNDS. In connection with a Participant's initial enrollment into the Plan, a Participant shall elect one or more Investment Funds on an Investment Election Form filed with the Committee to be used as an index to determine the additional amounts to be credited or debited to such Participant's Account. If a Participant fails to select any Investment Fund or if a Participant's election of an Investment Fund shall, for any reason, be ineffective, such Participant shall be deemed to have elected the Vanguard Prime Money Market Fund or such index Investment Fund as may be determined from time to time in the discretion of the Committee.

         3.2.2. CHANGES TO INVESTMENT FUND ELECTIONS. A Participant may (but is not required to) elect, by filing a new Investment Election Form pursuant to rules established from time to time by the Committee, to add, delete or modify one or more of their Investment Fund(s) elections.

         (a) PROPORTIONATE ALLOCATION. Subject to such rules as the Committee may from time to time prescribe, Participant investment elections described in this Section shall be made in increments of one percentage point (1%) of his or her Account.

         (b) INVESTMENT FUNDS. The Participant may elect one or more of the Investment Funds selected by the Committee from time to time as hypothetical investments. The Committee may, in its sole discretion, discontinue, substitute or add an Investment Fund. The Committee shall also have the power to direct that any separate Investment Funds shall be consolidated with (or "mapped" to) any other Investment Fund having the same (or nearly the same) investment objectives. Each such change shall take effect at such time or times and under such rules as shall be established by the Committee.

         3.2.3. DEBITS AND CREDITS TO ACCOUNTS. Plan investments and earnings adjustments shall be made in accordance with the following rules:

         (a) To the extent administratively feasible, any Account will be valued daily at the fair market value thereof by adding (A) the fair market value of all investments held in the Account,
                  (B) any accrued interest or declared dividends on such investments not reflected in (A) above, and (C) an amount equal to the cash then held in the Account; and subtracting therefrom any liabilities of the Account. Participant's Accounts will be adjusted daily by allocating among them the earnings or losses of each Investment Fund since the previous day in proportion to each Participant's portion of the Investment Fund balance immediately following the previous day's adjustment. To the extent daily Account valuations and adjustments are not administratively feasible, such valuations and adjustments shall occur as frequently as administratively feasible.

         (b) Withdrawals and distributions shall be made in cash or cash equivalents and made pursuant to Section 5. The amount paid upon such a withdrawal or distribution shall be based on the value immediately after the adjustment of a Participant's Account on the effective date of the withdrawal or distribution.

         Notwithstanding the foregoing, the Committee may establish revised or additional rules for the adjustment of Accounts including, without limiting the generality of the foregoing, the times when contributions shall be credited under this Section 3 and the manner of allocating gains and losses of Accounts.

         3.2.4. PHANTOM STOCK. Notwithstanding the foregoing provisions of this
Section 3.2, the Employer Matching Credit Subaccount, if any, of a Participant shall be valued and adjusted in value from time to time as if such credit had been made and invested in common stock of the

Principal Sponsor (or a fund primarily consisting of common stock of the Principal Sponsor), pursuant to such rules as the Committee may in its discretion from time to time determine.

3.3. NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Investment Funds are to be used for measurement purposes only, and a Participant's election of any such Investment Fund, the allocation to his or her Account in respect thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account shall not be considered or construed in any manner as an actual investment of his or her Account in any such Investment Fund. In the event that the Employer or the Trustees of the Trusts (if any), in their own discretion, decide to invest funds in any or all of the Investment Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Employer or any Trust; the Participant shall at all times remain an unsecured creditor of the Employer.

3.4. FICA AND OTHER TAXES. For each Plan Year in which credits are made for or on behalf of a Participant, the Employer shall withhold from that portion of the Participant's Base Salary that is not being deferred, in a manner determined by the Committee, the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce any pre-tax deferral of the Participant in order to comply with this Section 3.4.

                                    SECTION 4

                               VESTING OF ACCOUNT

Except as provided in Section 2.4 (relating to employees erroneously treated as Participants) and Section 7 (relating to the ability to amend the Plan Statement and terminate the Plan), the Pre-Tax Deferral Subaccount, Transfer Subaccount, and Employer Matching Credit Subaccount if any, of each Participant shall be fully (100%) vested and nonforfeitable at all times. The Employer Discretionary Credit Subaccount of a Participant, if any, shall be subject to such vesting schedule(s), conditions and restrictions as established by the Employer.

                                    SECTION 5

                                  DISTRIBUTION

5.1 DISTRIBUTION EVENT. A Participant's Account shall become payable as of the January 31 following the Plan Year in which occurs (a) the Participant's Termination of Employment, or (b) the later of the Participant's Termination of Employment or attainment of age 65, as the Participant shall elect as provided in Section 5.3, below. Following a Participant's Termination of Employment, the Participant shall cease to have any interest in the Plan other than the right to receive payment of his or her Account as provided in this Section, adjusted from time to time as provided in Section 3. A Participant shall not be required to make application to receive payment. Distribution shall not be made to any Beneficiary, however, until such Beneficiary shall have filed a written application for benefits in a form acceptable to the Committee and the Committee shall have approved such application.

5.2. FORM OF DISTRIBUTION. As of the date elected by the Participant pursuant to the provisions of this Section 5, the Employer shall commence payment of such Participant's Account (reduced by the amount of any applicable payroll, withholding and other taxes) to the Participant in any one of the following forms of distribution designated by the Participant in his or her Distribution Election Form:

         (a) TERM CERTAIN INSTALLMENTS. In a series of annual installments payable over five (5), ten (10), or fifteen (15) years; or

         (b)      LUMP SUM. In a single lump sum payment.

         5.2.1. INSTALLMENT AMOUNTS. The amount of the annual installments shall be determined by dividing the amount of the Account as of the last day of January as of which the installment is being paid by the number of remaining installment payments to be made (including the payment being determined).

         5.2.2. DEFAULT. If for any reason a Participant has failed to make a timely written distribution election pursuant to this Section 5.2 (including reasons entirely beyond the control of the Participant), then distribution of the Participant's Account shall be made (or shall commence) as of the January 31 of the year following the year in which occurs the Participant's Termination of Employment, as follows:

         (a) All benefits attributable to contributions (and earnings thereon) made to the NSP 1992 Plan, in 180 substantially equal monthly installments; and

         (b)      All other benefits, in a single lump sum payment.

         5.2.3. DELAY FOR TAXES. Notwithstanding the foregoing, if the Committee in its reasonable discretion determines that delaying the time of such distribution would increase the probability that such payments would be fully deductible by it for federal or state income tax purposes, the Committee may unilaterally delay the time of the making or commencement of payments for up to 12 months after the date such payments would otherwise be payable.

         5.2.4. PAYMENT TO BENEFICIARY. If the distributee is a Beneficiary of a deceased Participant and a term certain installment distribution had commenced to the deceased Participant before his or her death, then such installments shall continue to be paid to the Participant's Beneficiary over the remainder of the installment period. If, however, the Participant had not commenced receiving payments before his or her death, then the Participant's Account shall be paid to such Beneficiary in a lump sum payment as of the January 31 of the next following Plan Year.

5.3. DISTRIBUTION ELECTION. At any time prior to the Participant's Termination of Employment, a Participant may elect the time and form of distribution of his or her Account by filing a properly completed Distribution Election Form with the Committee in such manner as the Committee may direct. Any such Distribution Election Form shall become effective on the first day of the next following Plan Year after it is filed. When it shall become effective, such Distribution Election Form shall supercede any previously filed Distribution Election Form under this Plan. Under no circumstances shall any election change the form of distribution after a Participant's Termination of Employment. No spouse, former spouse, Beneficiary or other person shall have any right to participate in the Participant's selection of a form of benefit.

5.4. TRANSITIONAL RULES. If a Participant has a Termination of Employment before January 1, 2003, then, notwithstanding the preceding provisions of this Section, (a) any distribution from this Plan that is attributable to any Former Nonqualified Plan benefit shall be made pursuant to any valid distribution election filed by such Participant pursuant to the provisions of the applicable Former Nonqualified Plan, and (b) any distribution attributable to deferrals or Company credits to this Plan shall be made in the form elected by the Participant under this Plan prior to December, 2001. Further, any distribution that commences to a Participant on or before December 31, 2002 pursuant to the terms of a Former Nonqualified Plan in the form of monthly installments shall continue in that form notwithstanding the annual installment provisions of
Section 5.2, above.

5.5. HARDSHIP DISTRIBUTIONS.

         5.5.1. WHEN AVAILABLE. A Participant may receive a hardship distribution from his or her Pre-Tax Deferral Subaccount and Transfer Subaccount if the Committee determines that such hardship distribution is for a purpose described in Section 5.5.2 and the conditions in Section 5.5.3 have been fulfilled. To receive such a distribution, the Participant must file a written hardship distribution application with the Committee and furnish such documentation as the Committee may require. In the application, the Participant shall specify the basis for the distribution and the dollar amount to be distributed. If such hardship distribution is approved by the Committee, distribution shall be made in a lump sum as soon as practicable following the approval of the Participant's completed application by the Committee.

         5.5.2. PURPOSES. Hardship distributions shall be allowed under Section
5.5.1 only if the Participant establishes to the satisfaction of the Committee that the hardship distribution is to be made on account of an unexpected and unforeseeable immediate and heavy financial need of the Participant or of a dependent of the Participant (as defined in section 152(a) of the Code) for which the Participant does not have other available resources.

         5.5.3. LIMITATIONS. The amount of the hardship distribution shall not exceed the amount of the Participant's proven immediate and heavy financial need. A hardship distribution shall not be made after the Participant's Termination of Employment. The amount of approved hardship distribution shall not exceed the value of the Participant's Pre-Tax Deferral Subaccount and Transfer Subaccount.

5.6.     DESIGNATION OF BENEFICIARIES.

         5.6.1. RIGHT TO DESIGNATE. Each Participant may designate upon a Beneficiary Designation Form furnished by and filed with the Committee, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of such Participant's Account in the event of such Participant's death. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Committee during the Participant's lifetime.

         5.6.2.   FAILURE OF DESIGNATION. If a Participant:

         (a)      fails to designate a Beneficiary,

         (b) designates a Beneficiary and thereafter revokes such designation without naming another Beneficiary, or

         (c) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant,

such Participant's Account, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

                  Participant's surviving spouse
                  Participant's surviving issue per stirpes and not per capita Participant's surviving parents
                  Participant's surviving brothers and sisters
                  Representative of Participant's estate.

         5.6.3. DISCLAIMERS BY BENEFICIARIES. A Beneficiary entitled to a distribution of all or a portion of a deceased Participant's Account may disclaim an interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of the Account at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed Account is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to Committee after the date of the Participant's death but not later than one hundred eighty (180) days after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to the Committee. A disclaimer shall be considered to be delivered to the Committee only when actually received by the Committee. The Committee shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 6. The Committee shall recognize no other form of attempted disclaimer.

         5.6.4. DEFINITIONS. When used herein and, unless the Participant has otherwise specified in the Participant's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, including legally adopted descendants and their descendants but not including illegitimate descendants and their descendants; "child" means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" mean living after the death of the Participant.

         5.6.5. SPECIAL RULES. Unless the Participant has otherwise specified in the Participant's Beneficiary designation, the following rules shall apply:

         (a) If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Participant, it shall be deemed that the Beneficiary was not living at the time of the death of the Participant.

         (b) The automatic Beneficiaries specified in Section 5.6.2 and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

         (c) If the Participant designates as a Beneficiary the person who is the Participant's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Committee after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant's lifetime.)

         (d) Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant's death.

         (e) Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant's legal residence. The Committee shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

         5.6.6. NO SPOUSAL RIGHTS. No spouse or surviving spouse of a Participant and no person designated to be a Beneficiary shall have any rights or interest in the benefits accumulated under this Plan including, but not limited to, the right to be the sole Beneficiary or to consent to the designation of Beneficiaries (or the changing of designated Beneficiaries) by the Participant.

5.7. DEATH PRIOR TO FULL DISTRIBUTION. If, at the death of the Participant, any payment to the Participant was due or otherwise pending but not actually paid, the amount of such payment shall be included in the Account which is payable to the Beneficiary (and shall not be paid to the Participant's estate).

5.8. FACILITY OF PAYMENT. In case of the legal disability, including minority, of a Participant or Beneficiary entitled to receive any distribution under the Plan, payment shall be made, if the Committee shall be advised of the existence of such condition:

         (a) to the duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary, or

         (b) to a person or institution entrusted with the care or maintenance of the incompetent or disabled Participant or Beneficiary, provided such person or institution has satisfied the Committee that the payment will be used for the best interest and assist in the care of such Participant or Beneficiary, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary.

Any payment made in accordance with the foregoing provisions of this section shall constitute a complete discharge of any liability or obligation of the Employer therefore.

5.9. PAYMENT OBLIGATIONS OF PARTICIPATING EMPLOYERS. Payment of distributions from this Plan shall be made only by the Employer which last employed the Participant before payments commence, provided, however, that each other Employer shall reimburse the paying Employer for benefits accrued by the Participant during the period (if any) that the Participant was employed by them.

                                    SECTION 6

                                  UNFUNDED PLAN

6.1. ESTABLISHMENT OF TRUST. The obligation of the Employer to make payments under this Plan constitutes only the unsecured (but legally enforceable) promise of the Employer to make such payments. The Participant shall have no lien, prior claim or other security interest in any property of the Employer. The Employer is not required to establish or maintain any fund, trust or account (other than a bookkeeping account or reserve) for the purpose of funding or paying the benefits promised under this Plan. If such a fund is established, the property therein shall remain the sole and exclusive property of the Employer.

6.2. INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan shall govern the rights of a Participant or Beneficiary to receive distributions pursuant to the Plan. The provisions of the Trust (if any) shall govern the rights of the Employer, the Participants, and the creditors of the Employer relative to any property of the Employer set aside therein. The Employer shall at all times prior to the Plan's termination remain liable to carry out its responsibilities under the Plan.

6.3. DISTRIBUTIONS FROM THE TRUST. The Employers' obligations under the Plan may be satisfied with assets of the Trust (if any) distributed pursuant to the terms thereof, and any such distribution shall reduce the Employers' obligations under the Plan.

6.4. SPENDTHRIFT PROVISION. No Participant or Beneficiary shall have any interest in any Account or Trust which can be transferred nor shall any Participant or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Employer or the Trustee.

The power to designate Beneficiaries to receive the Account of a Participant in the event of such Participant's death shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber such Participant's Account or any part thereof, and any attempt of a Participant so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Employer.

This Section shall not prevent the Employer from complying with a domestic relations order deemed by the Committee to be enforceable against the Plan, or from exercising, in its discretion, any of the applicable powers and options granted to it upon the occurrence of a Participant's Termination of Employment, as such powers may be conferred upon it by any applicable provision hereof.

                                    SECTION 7

                            AMENDMENT AND TERMINATION

The Principal Sponsor reserves the power to amend the Plan Statement or terminate the Plan at any time. No such amendment of the Plan Statement or termination of the Plan, however, shall reduce a Participant's Account earned as of the date of such amendment unless the Participant so affected consents in writing to the amendment. Any such amendment or termination shall be set forth in writing and executed by an officer of the Principal Sponsor. It shall transmit any such amendments to any other Employer participating in the Plan. Each other Employer reserves the right to withdraw from participation in the Plan, but until such withdrawal occurs, they shall be bound by the Plan as originally established and as amended from time to time. Notwithstanding the foregoing, the Principal Sponsor expressly reserves the right to retroactively amend the Plan if the Principal Sponsor determines that such amendment is necessary to maintain the tax qualified status of any other retirement plan maintained by an Employer, or if the amendment is not materially adverse to the Participants. At the discretion of the Principal Sponsor, upon termination of the Plan the Accounts of Participants and Beneficiaries may be either distributed as of a date determined by the Principal Sponsor or distributed in accordance with the provisions of Section 5.

                                    SECTION 8

                     DETERMINATIONS - RULES AND REGULATIONS

8.1. DETERMINATIONS. The Principal Sponsor shall make such determinations as may be required from time to time in the administration of the Plan. The Principal Sponsor shall have the discretionary authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under the Plan, including but not limited to the entitlement of Participants and Beneficiaries, and the amounts of their respective interests. Each interested party may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

8.2. RULES AND REGULATIONS. Any rule not in conflict or at variance with the provisions hereof may be adopted by the Principal Sponsor.

8.3. METHOD OF EXECUTING INSTRUMENTS. Information to be supplied or written notices to be made or consents to be given by the Principal Sponsor pursuant to any provision of this Plan Statement may be signed in the name of the Principal Sponsor by any officer who has been authorized to make such certification or to give such notices or consents.

8.4. CLAIMS PROCEDURE. Unless modified by the Committee, the claims procedure set forth in this Section 8.4 shall be the exclusive procedure for the disposition of claims for benefits arising under the Plan.

         8.4.1. ORIGINAL CLAIM. Any person may, if he or she so desires, file with the Committee a written claim for benefits under this Plan. Within ninety
(90) days after the filing of such a claim, the Committee shall notify the claimant in writing whether the claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty (180) days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Committee shall state in writing:

                  (a)      the specific reasons for the denial;

                  (b) the specific references to the pertinent provisions of the Plan Statement on which the denial is based;

                  (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (d) an explanation of the claims review procedure set forth in this section, including the time limits applicable to such procedure, and a statement of the claimant's right to bring a civil action under ERISA section 502(a) following an adverse determination on review.

         8.4.2. REVIEW OF DENIED CLAIM. Within sixty (60) days after receipt of notice that the claim has been denied in whole or in part, the claimant may file with the Committee a written request for a review and may, in conjunction therewith, submit written comments, documents, records and other information relating to the claim. Within sixty (60) days after the filing of such a request for review, the Committee shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty (120) days from the date the request for review was filed) to reach a decision on the request for review. The Committee's determination shall take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. If the claim is denied in whole or in part, the Committee shall state in writing:

                  (a)      the specific reasons for the denial;

                  (b) the specific references to the pertinent provisions of the Plan Statement on which the denial is based;

                  (c) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits; and

                  (d) a statement of the claimant's right to bring an action under ERISA section 502(a).

         8.4.3. GENERAL RULES

                  (a) No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with this claims procedure. The Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Committee upon request.

                  (b) All decisions on original claims and all decisions on requests for a review of denied claims shall be made by the Committee, except to the extent the Committee has delegated its responsibilities under this claims procedure in which case references in this Section 8.4 to the Committee shall be treated as references to the Committee's delegate.

                  (c) All benefit claim determinations shall include a review of the relevant portions of the governing plan documents and a review of any claims made by similarly situated claimants. The Committee may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

                  (d) A claimant may be represented by a lawyer or other representative (at the claimant's own expense), but the Committee reserves the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled, upon request, to copies of all notices given to the claimant.

                  (e) The decision of the Committee on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

                  (f) In connection with the review of a denied claim, the claimant or his or her representative shall be provided, upon request and free of charge, reasonable access to and copies of, all documents, records, and other information relevant to the claimant's claim for benefits.

8.5. INFORMATION FURNISHED BY PARTICIPANTS. Neither the Principal Sponsor, and Employer nor the Committee shall not be liable or responsible for any error in the computation of the Account of a Participant resulting from any misstatement of fact made by the Participant, directly or indirectly, to the Principal Sponsor, and used by it in determining the Participant's Account. The Principal Sponsor shall not be obligated or required to increase the Account of such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the Account of any Participant which is overstated by reason of any such misstatement shall be reduced to the amount appropriate in view of the truth.

                                    SECTION 9

                               PLAN ADMINISTRATION

9.1.     PRINCIPAL SPONSOR.

         9.1.1. OFFICERS. Except as hereinafter provided, functions generally assigned to the Principal Sponsor shall be discharged by its officers or delegated and allocated as provided herein.

         9.1.2. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Principal Sponsor may delegate or redelegate and allocate and reallocate to a Committee such functions assigned to the Principal Sponsor as may from time to time be deemed advisable.

9.2.     COMMITTEE.

         9.2.1. APPOINTMENT AND REMOVAL. The Committee shall consist of three or more members as may be determined and appointed from time to time by the Chief Executive Officer or the President of the Principal Sponsor and they shall serve at the pleasure of such Chief Executive Officer or President of the Principal Sponsor.

         9.2.2. AUTOMATIC REMOVAL. If any individual who is a member of the Committee is a director, officer or employee when appointed as a member of the Committee, then such individual shall be automatically removed as a member of the Committee at the earliest time such individual ceases to be a director, officer or employee. This removal shall occur automatically and without any requirement for action by the Chief Executive Officer or President of the Principal Sponsor or any notice to the individual so removed.

         9.2.3. AUTHORITY. The Committee may elect such officers as the Committee may decide upon. The Committee shall:

                  (a) establish rules for the functioning of the Committee, including the times and places for holding meetings, the notices to be given in respect of such meetings and the number of members who shall constitute a quorum for the transaction of business,

                  (b) organize and delegate to such of its members as it shall select authority to execute or authenticate rules, advisory opinions or instructions, and other instruments adopted or authorized by the Committee; adopt such bylaws or regulations as it deems desirable for the conduct of its affairs; appoint a secretary, who need not be a member of the Committee, to keep its records and otherwise assist the Committee in the performance of its duties; keep a record of all its proceedings and acts and keep all books of account, records and other data as may be necessary for the proper administration of the Plan; notify the Employer and the Trustee of any action taken by the Committee and, when required, notify any other interested person or persons,

                  (c) determine from the records of the Employer the compensation, service records, status and other facts regarding Participants and other employees,

                  (d) cause to be compiled at least annually, from the records of the Committee and the reports and accountings of any Trustee, a report or accounting of the status of the Plan and the Accounts of the Participants, and make it available to each Participant who shall have the right to examine that part of such report or accounting (or a true and correct copy of such part) which sets forth the Participant's benefits and ratable interest in the Plan,

                  (e) prescribe forms to be used for applications for participation, benefits, notifications, etc., as may be required in the administration of the Plan,

                  (f) set up such rules as are deemed necessary to carry out the terms of this Plan Statement,

                  (g) resolve all questions of administration of the Plan not specifically referred to in this Section,

                  (h) delegate or redelegate to one or more persons, jointly or severally, and whether or not such persons are members of the Committee or employees of the Employer, such functions assigned to the Committee hereunder as it may from time to time deem advisable and in the event of any such delegation, references herein to the Committee shall treated as references to the Committee's delegate, and

                  (i) perform all other acts reasonably necessary for administering the Plan and carrying out the provisions of this Plan Statement and performing the duties imposed on it.

         9.2.4. MAJORITY DECISIONS. If there shall at any time be three (3) or more members of the Committee serving hereunder who are qualified to perform a particular act, the same may be performed in writing or in a meeting, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

9.3.     LIMITATION ON AUTHORITY.

         9.3.1. GENERALLY. No action taken by any person, if authority to take such action has been delegated or redelegated to it, shall be the responsibility of any other person except as may be required by the provisions of ERISA. Except to the extent imposed by ERISA, no person shall have the duty to question whether any other fiduciary is fulfilling all of the responsibility imposed upon such other person by the Plan Statement or by ERISA.

         9.3.2. TRUSTEE. If any trust is established, the responsibilities and obligations of the Trustee shall be strictly limited to those set forth in the agreement of trust. The Trustee shall have no authority or duty to determine or enforce payment of any Employer credit under the Plan or to determine the existence, nature or extent of any individual's rights in the Fund or under the Plan or question any determination made by the Principal Sponsor or the Committee regarding the same. Nor shall the Trustee be responsible in any way for the manner in which the Principal Sponsor, the Employer or the Committee carries out its responsibilities under this Plan Statement or, more generally, under the Plan. The Trustee shall give the Principal Sponsor notice of (and tender to the Principal Sponsor) the prosecution or defense of any litigation involving the Plan, the Fund or other persons acting with respect to the Plan.

9.4. CONFLICT OF INTEREST. If any officer or employee of the Employer, any member of the Board of Directors of the Employer, any member of the Committee or any Trustee to whom authority has been delegated or redelegated hereunder shall also be a Participant or Beneficiary in the Plan, the individual shall have no authority as such officer, employee, member or Trustee with respect to any matter specially affecting his or her individual interest hereunder (as distinguished from the interests of all Participants and Beneficiaries or a broad class of Participants and Beneficiaries), all such authority being reserved exclusively to the other officers, employees, members or Trustees as the case may be, to the exclusion of such Participant or Beneficiary, and such Participant or Beneficiary shall act only in his or her individual capacity in connection with any such matter.

9.5. DUAL CAPACITY. Individuals, firms, corporations or partnerships identified herein or delegated or allocated authority or responsibility hereunder may serve in more than one capacity.

9.6. ADMINISTRATOR. The Principal Sponsor shall be the administrator for purposes of section 3(16)(A) of ERISA.

9.7. SERVICE OF PROCESS. In the absence of any designation to the contrary by the Principal Sponsor, the Secretary of the Principal Sponsor is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.

9.8. ADMINISTRATIVE EXPENSES. The reasonable expenses of administering the Plan shall be payable out of the Trust Fund, if any, except to the extent that the Employer, in its discretion, directly pays the expenses.

                                   SECTION 10

                                   DISCLAIMERS

10.1. TERM OF EMPLOYMENT. Neither the terms of this Plan Statement nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee. The Employer shall not be obliged to continue the Plan. The terms of this Plan Statement shall not give any employee the right to be retained in the employment of the Employer.

10.2. SOURCE OF PAYMENT. Neither the Employer nor any of its officers nor any member of its Committee or the Board of Directors in any way secure or guarantee the payment of any benefit or amount which may become due and payable hereunder to any Participant or to any Beneficiary or to any creditor of a Participant or a Beneficiary. Each Participant, Beneficiary or other person entitled at any time to payments hereunder shall look solely to the assets of the Employer for such payments or to the Accounts distributed to any Participant or Beneficiary, as the case may be, for such payments. In each case where Accounts shall have been distributed to a former Participant or a Beneficiary or to the person or any one of a group of persons entitled jointly to the receipt thereof and which purports to cover in full the benefit hereunder, such former Participant or Beneficiary, or such person or persons, as the case may be, shall have no further right or interest in the other assets of the Employer. Neither the Employer nor any of its officers nor any member of its Board of Directors shall be under any liability or responsibility for failure to effect any of the objectives or purposes of the Plan by reason of the insolvency of the Employer.

10.3. DELEGATION. The Employer, and its officers and the members of its Board of Directors and Committee shall not be liable for an act or omission of another person with regard to a responsibility that has been allocated to or delegated to such other person pursuant to the terms of this Plan Statement or pursuant to procedures set forth in this Plan Statement.

January 1, 2002

                                      XCEL ENERGY INC.

                                      By_/s/ Parker Newcomb_____________

                                      Its_Vice President, Total Compensation and
                                          Human Resources Operations

                                   ADDENDUM A
                              DESIGNATED EMPLOYERS
                                       AND
                              DESIGNATED AFFILIATES

                                   ADDENDUM B
                              PARTICIPANTS ELIGIBLE
                   FOR GRANDFATHERED INCENTIVE BENEFIT CREDITS

         Gary Johnson

         Keith Wietecki

                                      -26-